SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       Date of Report - December 19, 2003

                                ACNB CORPORATION
             (Exact name of registrant as specified in its charter)


       Pennsylvania                    0-11783              23-2233457
       ------------                    -------              ----------
(State or other jurisdiction of (Commission File Number)  (IRS Employer
        incorporation                                     Identification Number)


                 16 Lincoln Square
                  P. O. Box 3129
          Gettysburg, Pennsylvania                           17325
      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number including area code:     (717) 334-3161
                                                       --------------



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant.

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events and Required FD Disclosure.

                  Not Applicable.

Item 6.           Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a) Not Applicable.

                  (b) Not Applicable.

                  (c) Exhibits.

                           99  Bylaws of Registrant.

Item 8.           Change in Fiscal Year.

                  Not Applicable.

Item 9.           Regulation FD Disclosure.

                  Not Applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

                  Not Applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

                  Not Applicable.

Item 12.          Results of Operations and Financial Condition.

                  Not Applicable.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              ACNB CORPORATION
                                  (Registrant)


Dated: December 19, 2003                    By /s/ Ronald L. Hankey
                                              -----------------------------
                                               Ronald L. Hankey
                                               President and Director

                                  EXHIBIT INDEX

                                                                  Page Number
                                                                  in Manually
Exhibit                                                         Signed Original
    99              Bylaws of Registrant